Ariel Fund
Ariel Appreciation Fund
Ariel Focus Fund

THE PATIENT INVESTOR

Quarterly Report
December 31, 2010

ARIEL INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market.  In reviewing the materials contained in The Patient Investor and this Quarterly Report, please consider the information provided on this page.  While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek.  We candidly discuss a number of individual companies.  Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.  Ariel Fund and Ariel Appreciation Fund invest primarily in small and mid-sized companies.  Investing in small and midcap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms.  Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the financial services and consumer discretionary sectors and their performance may suffer if these sectors underperform the overall stock market.  Additionally, Ariel Focus Fund invests in large-capitalization stocks and is a nondiversified fund, which means its investments are concentrated in fewer names than diversified funds, such as Ariel Fund and Ariel Appreciation Fund.  Ariel Focus Fund generally holds 20 stocks and therefore may be more volatile than a more diversified investment.  Equity investments are affected by market conditions.

Performance data quoted is past performance and does not guarantee future results.  The performance stated in this document assumes the reinvestment of dividends and capital gains.  We caution shareholders that we can never predict or assure future returns on investments.  The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted in this report.  For the period ended December 31, 2010, the average annual total returns for the one-, five- and ten-year periods for Ariel Fund and Ariel Appreciation Fund were +25.97%, +2.93% and +7.03%; and +19.61%, +4.79% and +7.22%, respectively.  For the period ended December 31, 2010, the average annual total returns of Ariel Focus Fund for the one-, five- and since inception (June 30, 2005) periods were +11.13%, +0.92% and +1.86%, respectively.  To access our performance data current to the most recent month-end, visit our website, arielinvestments.com.

As of September 30, 2010, Ariel Fund and Ariel Appreciation Fund had annual expense ratios of 1.06% and 1.18%, respectively.  As of September 30, 2010, Ariel Focus Fund had an annual net expense ratio of 1.25% and a gross expense ratio of 1.58%.  The Fund’s adviser, Ariel Investments, LLC is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2012.  After that date, there is no assurance such expenses will be limited.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing.  For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com.  Please read the summary prospectus or full prospectus carefully before investing.  Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

ARIEL INVESTMENT TRUST
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435 | arielinvestments.com

Turtle Talk Introducing Ariel Discovery Fund!

Ariel Discovery Fund (ARDFX), available to shareholders beginning February 1, 2011, is our new small-cap, deep value mutual fund managed by Lead Portfolio Manager David M. Maley and Portfolio Manager Kenneth E. Kuhrt. Together, the management team brings over 30 years of investment experience.

Small stocks have historically done best coming out of a recession. As such, this new fund will provide an opportunity for long-term investors to take advantage of deeply undervalued stocks, while providing a margin of safety. Our knowledge of companies within this market capitalization runs deep and we are delighted our shareholders will now have access to a small-cap, deep value mutual fund.

To learn more about Ariel Discovery Fund and become an investor, visit our award-winning website, arielinvestments.com or call 800.292.7435 to speak to an investment specialist today.

Performance data quoted represents past performance. Past performance does not guarantee future results.  All performance assumes reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month end may be obtained by visiting our website, arielinvestments.com.

Dear Fellow Shareholder: For the quarter ended December 31, 2010, the small-to-mid sized companies comprising Ariel Fund jumped +13.54%, which was within shouting distance of the Russell 2500 Value Index’s +13.84% gain and well ahead of the large-company Standard & Poor’s 500 Index’s +10.76% return. Meanwhile, the Russell 2500 Index earned +14.86%. The performance story is remarkably similar for Ariel Appreciation Fund, which rose +12.21% during the quarter—a hair shy of the +12.24% return of the Russell Midcap Value Index and also just below the Russell Midcap Index’s +13.07% rise.

As The New York Times noted, “A VERY strong final quarter gave the stock market a second consecutive winning year as corporate earnings excelled…”1 Against this backdrop, Ariel Fund managed another good year—gaining +25.97% versus +24.82% for the Russell 2500 Value Index and +26.71% for the Russell 2500 Index. In general, smaller-company portfolios moved significantly ahead of the S&P 500, which earned +15.06% in 2010—not at all surprising since small caps typically lead coming out of a recession. Besides that obvious tailwind, Ariel Fund was boosted by big gains among its consumer discretionary holdings. Lagging returns among the Fund’s health care and producer durables names detracted from results but actually give us reason to believe Ariel Fund still has room to rise. Although Ariel Appreciation Fund posted a strong absolute return with its +19.61% full-year gain, it fell short of both the Russell Midcap Value Index as well as the Russell Midcap Index, which rose +24.75% and +25.48%, respectively. The Fund’s growing health care weighting caused the most pain. Meanwhile, Ariel Appreciation Fund’s producer durables stocks had nice gains—just not as nice as those of the benchmarks. Although health care issues are still languishing under health care reform clouds, we remain enthusiastic about their prospects—especially when one considers the aging Baby Boomers and their exploding health care needs. We are similarly optimistic about the producer durables sector that is poised to rise as the U.S. economy continues to strengthen.

Risky Business?
The roller coaster analogy has been frequently used to describe stock market performance in recent years. In some ways, the comparison is perfect and obvious. The market’s precipitous fall in 2008 was followed by a dramatic rise in 2009 and then another increase, though less spectacular, in 2010—with numerous twists and turns along the way. Many investors would easily liken the journey to a white-knuckle ride—although less fun than those found in amusement parks. At Ariel, our own portfolios went along for the ride. This performance has generated questions about portfolio volatility with some even expressing reservations about our approach despite our remarkable recovery. To be clear, we know we are not being singled out in this conversation. As Barron’s recently noted, “…part of the pressure on the asset managers serving U.S. investors—in particular, those who are buying U.S. stocks—is the volatility…So many funds have a twofold head wind of decreasing risk tolerance among investors and increasing volatility in their funds’ performance.”2 Volatility has led to risk-aversion, and risk has subsequently become a four-letter word. As such, in this quarterly letter, we seek to address the often uncomfortable issue of volatility and the risk-aversion it has spawned, head-on.

The Patient Investor December 31, 2010	2	Slow and Steady Wins the Race

As Barron’s so aptly noted in quoting a Wall Street market strategist, “investors ‘will go to great pains to avoid repeating the most recently made mistakes… Today, this shows up as investors’ extrapolating of the historically highest volatility’ of 2008 into [the future].”3 As a result of this extrapolation, perceived safe havens have reigned supreme as evidenced by huge flows into bonds, gold, U.S. Treasury bills and hedge funds. We put emphasis on perceived safety because such large asset flows have concurrently inflated values and inadvertently augmented risk. Of course, we have seen this generals-fighting-the-last-war movie many times before. In this context, there is actually a name for it: risk homeostasis. The idea being, “If you perceive conditions as less risky, you’ll take more risk. If conditions seem more risky, you’ll take less risk.”4 The problem here is that investors typically perceive less risk when the market is flying (which is in fact a riskier time to buy). Conversely, there is a perception of more risk when stocks are cheapest. Interestingly, our opening roller coaster metaphor helps here. For most riders, the roller coaster is scariest at the top and somewhat calming at the bottom. And yet, the actual experience of riding a real roller coaster runs counter to how many investors feel during market swings—reassured and enthusiastic when stocks are popular and expensive, scared and running for the exit when they bottom out.

On this point, we would like to turn to a 1979 Forbes article by famed value investor Warren Buffett, whose assessment of investor behavior is eerily applicable today. In the 30-year-old piece he chides those “pouring record proportions into bonds [while] orders for stocks are being placed with an eyedropper.”5 So where have these déjà-vu moves left investors these days? Missing big gains in the stock market since its March 9, 2009 low. As one wealth management executive recently noted, “protection against extreme outcomes…has become unprecedentedly expensive.”6 Accordingly DreamWorks Animation (DWA) chief Jeffrey Katzenberg profoundly surmises, “There is no game that can be won by only playing defense. Not one. You need offense to win.” If bonds, gold, T-bills and hedged strategies are defense—there is little question that stocks are offense since they generally beat all other investments over time.

“…the roller coaster is scariest at
the top and somewhat calming at
the bottom. And yet, the actual
experience of riding a roller
coaster runs counter to how many
investors feel during market
swings—reassured and enthusiastic
when stocks are popular and
expensive, scared and running for
the exit when they bottom out.”

Misplaced Anxiety
So here is where we lean on Buffett and the big ideas that fly in the face of today’s rampant fears of stock market swings. He not only stresses that “volatility does not measure risk” but further emphasizes in the 1993 Berkshire Hathaway Annual Report (BRK.B) that “the true investor welcomes volatility…because a wildly fluctuating market means that irrationally low prices will periodically be attached to solid businesses.” This is exactly what we witnessed in 2008 and early 2009 when the market had indiscriminately punished so many great companies that at the time we said we felt like “a kid in a candy store.”

“the true investor welcomes
volatility…because a wildly
fluctuating market means
that irrationally low prices
will periodically be attached
to solid businesses.”

Perhaps not surprisingly, we find Buffett’s arguments so compelling when he turns the whole arithmetic assessment of volatility on its ear by challenging a widely used calculation called beta that many professional market watchers embrace to gauge portfolio risk. He argues, “Beta is nice because it is mathematical, it is easy to calculate and it is wrong—past volatility does not determine the risk of investing.” He uses a real-life example to make his point: “In the early 1980s, farmland that had gone for $2,000 an acre went for $600 an acre. Beta [a.k.a. volatility] shot up. I was apparently buying a riskier asset at $600 than at $2,000.” We felt exactly the same way when shares of Royal Caribbean Cruises Ltd. (RCL) fell to $5.81 in March 2009 (from $33.17 a year before). At the time, we strongly believed the risk of owning Royal shares dropped right along with the stock price because the company fundamentals suggested significant upside and limited downside. We were therefore not alarmed when Royal’s beta (or implied risk) rose because we were convinced its shares would too. The stock now trades at $47.00. Bottom line, stock and even farmland prices can be more volatile than their underlying values over the short run. Over the long-run, fundamentals prevail.

There is a saying that “a life cannot be judged until it is complete.”7 We feel the same way about the return of any individual portfolio holding. How the price moves while we hold it is less important than its return from purchase to sale. As long-term investors, time is on our side.

Risk Defined the Ariel Way
 “Yes, risk-taking is inherently failure-prone. Otherwise, it would be called sure-thing taking.”8

We liked the aforementioned quote because we acknowledge that while something can always go wrong there are things you can do to try to prevent a really bad outcome. In short, risk can be mitigated by good processes. As Buffett so bluntly states, “Risk comes from not knowing what you are doing.” So first and foremost, as we have underscored over the years, when we think of risk, we eliminate investments where we knowingly acknowledge any danger of a permanent loss of capital—meaning the possibility that our investment could go to zero. Next, we believe it is best to define what Buffett calls “a circle of competence”—industries and sectors where we can truly be experts—and to stay within our circles. Then we feel we significantly diminish portfolio risk by surrounding each company with a lofty goal of knowing it better than anyone else. Lastly, we are extremely price conscious, which provides a margin of safety if we are wrong. After that fourth mission-critical step, we employ a series of controls and guidelines that we have discussed before—ranging from maximum sector weightings (no more than 10% of the portfolio in companies that do the exact same thing); to maximum security weightings (no issue shall represent more than 5% of a portfolio); to developing and tracking our own proprietary debt rating for each holding; to monitoring the market sensitivity of our portfolio versus peers; to following multiple valuation metrics with alert systems; to the calculation of a proprietary rating that constantly assesses the competitive moat around a business.

arielinvestments.com	4	800.292.7435

For those who still find themselves battling emotion, we have one final reassuring note. According to Barron’s, “those familiar with volatility know that it is mean-reverting. That is, when volatility is ‘too’ low, it will eventually rise to a higher, more average, level; when it is ‘too’ high, it will decline.”9 The market and our portfolios have been more volatile than normal, which suggests they are likely to be less so in the future.

“How the price moves
while we hold it is less important
than its return from purchase
to sale. As long-term investors,
time is on our side.”

Portfolio Comings and Goings
In the fourth quarter, we added health care company Beckman Coulter, Inc. (BEC) to Ariel Fund. Beckman Coulter has been a leader in innovation within the diagnostics space, but the company has hit a big bump in the road in regards to quality. Being aggressive in working with the Food & Drug Administration (FDA), we believe the company will work through these serious issues. Given the company’s strong free cash flow, long customer relationships and leadership within its core product portfolio, we believe Beckman will once again emerge stronger with higher confidence from customers. We did not add any new stocks to Ariel Appreciation Fund during the quarter, nor did we eliminate any positions in either Ariel Fund or Ariel Appreciation Fund.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

1De Aenlle, Conrad.  “Smoke and Mirrors, or a Solid Market?”  New York Times 9 Jan. 2011:  13.  Print.

2Strauss, Lawrence C.  “Wanted: Agility, and Ability to Move Overseas.”  Barron’s 1 Jan. 2011: L14.  Print.

3Santoli, Michael.  “An Index That Charts Risk.”  Barron’s 6 Dec. 2010: 12.  Print.

4Gonzales, Laurence. Deep Survival: Who Lives, Who Dies, and Why.  New York: W.W. Norton & Company, 2003.  Print.

5Buffet, Warren.  “You Pay a Very High Price in the Stock Market for a Cheery Consensus.”  Forbes 6 Aug. 1979.  Web.

6Santoli, Michael.  “An Index That Charts Risk.”  Barron’s 6 Dec. 2010:  12.  Print.

7Gonzales, Laurence. Deep Survival: Who Lives, Who Dies, and Why.  New York: W.W. Norton & Company, 2003.  Print.

8McMahon, Tim.  Stingy Investor.  N.p., n.d.  Web.  15 Jan. 2011.

9McMillan. Lawrence.  “Is Low Volatility a Problem?”  Barron’s 17 Jan. 2011: M9.  Print.

Ariel Fund Performance Summary	Inception: November 6, 1986

ABOUT THE FUND
The no-load Ariel Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $1 billion and $5 billion.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2010
	4th Quarter	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Fund	13.54%	25.97%	2.13%	2.93%	7.03%	11.39%
Russell 2500 Value Index	13.84%	24.82%	2.72%	3.85%	8.53%	11.34%
Russell 2500 Index	14.86%	26.71%	2.48%	4.86%	6.98%	10.57%
S&P 500 Index	10.76%	15.06%	-2.86%	2.29%	1.41%	9.51%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit our website, arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)

		Russell
		2500	Russell	S&P
	Ariel	Value	2500	500
	Fund†	Index	Index	Index

Consumer discretionary	43.76	10.80	15.60	12.33

Financial services	23.77	32.89	21.63	16.80

Producer durables	10.88	11.63	14.08	11.26

Health care	9.08	5.93	10.52	10.72

Consumer staples	7.97	3.43	3.03	9.25

Materials & processing	2.79	8.38	8.12	4.12

Technology	1.75	7.31	13.22	17.21

Utilities	0.00	11.69	6.80	6.22

Energy	0.00	7.94	6.98	12.09

† Sector weightings are calculated based on equity holdings
in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio
As of 9/30/2010	1.06%

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FUND

TOP TEN EQUITY HOLDINGS
1	CBS Corp.	4.5%	6	Hospira, Inc.	3.6%
	Mass media company			Diversified health care company
2	Royal Caribbean Cruises Ltd.	4.2%	7	Jones Lang LaSalle Inc.	3.6%
	World’s second largest			Leading commercial real estate
	cruise company			services firm
3	Gannett Co., Inc.	4.1%	8	DeVry Inc.	3.5%
	Largest U.S. newspaper company			National for-profit education
	and publisher of USA Today			provider
4	Lazard Ltd	4.0%	9	Stanley Black & Decker, Inc.	3.5%
	International financial advisory			Global manufacturer of home
	and asset management firm			improvement products
5	Interpublic Group of Cos., Inc.	3.6%	10	Janus Capital Group Inc.	3.5%
	Global holding company of			Diversified asset management
	advertising and marketing			company
	services companies

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500TM Value Index measures the performance of small to mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500TM Index measures the performance of small to mid-cap companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

arielinvestments.com	6	800.292.7435

Ariel Fund Schedule of Investments

Number of Shares	Common Stocks - 99.34%	Cost	Market Value

	Consumer discretionary & services - 43.47%
5,181,200	CBS Corp., Class B	$26,157,266	$98,701,860
1,609,790	DeVry Inc.	80,455,158	77,237,724
5,972,539	Gannett Co., Inc.	24,246,322	90,125,614
4,210,325	International Game Technology	50,996,259	74,480,649
7,452,372	Interpublic Group of Cos., Inc.(a)	45,830,928	79,144,191
1,246,871	Meredith Corp.	27,824,883	43,204,080
1,337,848	Mohawk Industries, Inc.(a)	66,547,712	75,936,252
2,813,657	Newell Rubbermaid Inc.	40,311,262	51,152,284
1,334,775	Nordstrom, Inc.	18,623,063	56,567,764
1,967,056	Royal Caribbean Cruises Ltd.(a)	17,501,396	92,451,632
582,467	Sotheby's	6,160,122	26,211,015
1,152,695	Stanley Black & Decker, Inc.	31,173,441	77,080,715
1,117,106	Tiffany & Co.	39,374,382	69,562,191
92,900	Washington Post Co., Class B	35,135,724	40,829,550
		510,337,918	952,685,521
	Consumer staples - 7.91%
992,838	Constellation Brands, Inc., Class A(a)	11,359,234	21,991,362
563,054	Energizer Holdings, Inc.(a)	11,684,289	41,046,637
1,008,138	J.M. Smucker Co.	37,439,306	66,184,260
950,525	McCormick & Co., Inc.	33,410,623	44,227,928
		93,893,452	173,450,187
	Financial services - 23.62%
3,487,657	CB Richard Ellis Group, Inc.(a)	13,621,960	71,427,215
682,826	City National Corp.	28,651,314	41,898,203
809,200	Dun & Bradstreet Corp.	62,463,567	66,427,228
1,349,600	Fair Isaac Corp.	29,176,515	31,540,152
1,440,165	HCC Insurance Holdings, Inc.	25,933,414	41,678,375
5,941,078	Janus Capital Group Inc.	50,736,541	77,055,782
936,973	Jones Lang LaSalle Inc.	14,035,300	78,630,774
2,209,200	Lazard Ltd, Class A	74,674,500	87,241,308
1,508,547	PrivateBancorp, Inc.	13,614,383	21,692,906
		312,907,494	517,591,943
	Health care - 9.02%
555,700	Beckman Coulter, Inc.	30,742,760	41,805,311
740,534	Bio-Rad Laboratories, Inc., Class A(a)	46,491,053	76,904,456
1,416,801	Hospira, Inc.(a)	53,753,510	78,901,648
		130,987,323	197,611,415
	Materials & processing - 2.77%
3,876,438	Interface, Inc., Class A(b)	37,742,293	60,666,255

Ariel Fund Schedule of Investments (continued)	December 31, 2010 (unaudited)

Number of Shares	Common Stocks - 99.34%	Cost	Market Value

	Producer durables - 10.81%
1,800,403	Brady Corp., Class A	$28,930,591	$58,711,142
2,258,000	Brink's Co.	54,424,474	60,695,040
2,041,690	Herman Miller, Inc.	35,817,329	51,654,757
1,683,111	IDEX Corp.	27,203,387	65,843,302
		146,375,781	236,904,241
	Technology - 1.74%
638,450	Anixter Intl Inc.	14,784,341	38,134,618

	Total common stocks	1,247,028,602	2,177,044,180

Principal Amount	Repurchase Agreement - 0.99%	Cost	Market Value

$21,669,861	Fixed Income Clearing Corporation, 0.01%, dated 12/31/2010,
	due 1/3/2011, repurchase price $21,669,879, (collateralized by
	Federal National Mortgage Assoc., 3.42%, due 11/24/2020)	$21,669,861	$21,669,861
	Total Investments - 100.33%	$1,268,698,463	2,198,714,041
	Liabilities less Other Assets - (0.33%)		(7,191,805)
	Net Assets - 100.00%		$2,191,522,236

(a)Non-income producing.
(b)Affiliated company (See Note Three).
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

arielinvestments.com	8	800.292.7435

Ariel Fund Statistical Summary (ARGFX)	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2009	2010	2011	2009	2010	2011	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	12/31/10	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Interface, Inc.	IFSIA	15.65	7.05	17.15	0.28	0.62	1.01	56.0	25.3	15.5	894
Fair Isaac Corp.	FICO	23.37	19.54	27.00	1.46	1.65	1.77	16.0	14.2	13.2	933
PrivateBancorp, Inc.	PVTB	14.38	8.85	17.96	(0.95)	(0.30)	0.45	NM	NM	32.0	1,026
Brink's Co.	BCO	26.88	18.30	29.59	1.76	1.47	1.80	15.3	18.3	14.9	1,247
Meredith Corp.	MDP	34.65	28.92	38.08	1.78	2.74	2.59	19.5	12.6	13.4	1,264
Herman Miller, Inc.	MLHR	25.30	15.93	26.17	0.84	0.80	1.52	30.1	31.6	16.6	1,444
Brady Corp.	BRC	32.61	24.22	35.37	1.85	2.26	2.49	17.6	14.4	13.1	1,599
Anixter Intl Inc.	AXE	59.73	38.42	61.17	(0.83)	3.69	4.50	NM	16.2	13.3	2,027
Bio-Rad Laboratories, Inc.	BIO	103.85	80.00	125.01	6.08	6.41	6.98	17.1	16.2	14.9	2,349
Janus Capital Group Inc.	JNS	12.97	8.63	15.72	0.38	0.77	0.88	34.1	16.8	14.7	2,383
Sotheby's	BID	45.00	21.76	47.80	0.22	2.25	2.80	204.5	20.0	16.1	3,018
Washington Post Co.	WPO	439.50	295.56	547.58	19.13	29.24	32.03	23.0	15.0	13.7	3,167
City National Corp.	CYN	61.36	45.26	64.30	0.50	2.28	3.20	122.7	26.9	19.2	3,198
IDEX Corp.	IEX	39.12	27.54	40.29	1.61	2.16	2.39	24.3	18.1	16.4	3,203
HCC Insurance Holdings, Inc.	HCC	28.94	23.85	29.18	3.04	2.82	2.99	9.5	10.3	9.7	3,337
DeVry Inc.	DV	47.98	36.34	74.36	3.12	4.22	4.72	15.4	11.4	10.2	3,361
Jones Lang LaSalle Inc.	JLL	83.92	56.77	89.75	1.82	3.53	5.08	46.1	23.8	16.5	3,579
Gannett Co., Inc.	GCI	15.09	11.65	19.69	1.75	2.53	2.43	8.6	6.0	6.2	3,605
Mohawk Industries, Inc.	MHK	56.76	41.33	66.93	2.61	3.32	4.76	21.7	17.1	11.9	3,894
Dun & Bradstreet Corp.	DNB	82.09	65.34	84.91	5.99	5.66	6.12	13.7	14.5	13.4	4,089
Constellation Brands, Inc.	STZ	22.15	14.60	22.52	1.61	1.52	1.81	13.8	14.6	12.2	4,157
Lazard Ltd	LAZ	39.49	25.70	41.25	(1.68)	1.95	2.52	NM	20.3	15.7	4,710
Energizer Holdings, Inc.	ENR	72.90	49.25	77.09	5.12	5.35	6.37	14.2	13.6	11.4	5,146
Interpublic Group of Cos., Inc.	IPG	10.62	6.21	12.40	0.19	0.47	0.62	55.9	22.6	17.1	5,190
Beckman Coulter, Inc.	BEC	75.23	43.95	78.27	3.90	3.94	4.09	19.3	19.1	18.4	5,210
International Game Technology	IGT	17.69	13.65	21.94	0.80	0.86	0.97	22.1	20.6	18.2	5,275
Newell Rubbermaid Inc.	NWL	18.18	13.11	18.48	1.30	1.50	1.68	14.0	12.1	10.8	5,278
McCormick & Co., Inc.	MKC	46.53	35.40	47.83	2.39	2.57	2.80	19.5	18.1	16.6	5,618
CB Richard Ellis Group, Inc.	CBG	20.48	12.05	21.53	0.18	0.72	1.07	113.8	28.4	19.1	6,613
J.M. Smucker Co.	SJM	65.65	53.27	66.28	4.27	4.56	4.80	15.4	14.4	13.7	7,816
Tiffany & Co.	TIF	62.27	35.81	65.76	2.04	2.85	3.20	30.5	21.8	19.5	7,871
Nordstrom, Inc.	JWN	42.38	28.44	46.22	1.95	2.68	3.02	21.7	15.8	14.0	9,281
Hospira, Inc.	HSP	55.69	47.48	60.49	3.11	3.46	4.12	17.9	16.1	13.5	9,305
Royal Caribbean Cruises Ltd.	RCL	47.00	21.97	47.83	0.75	2.43	3.32	62.7	19.3	14.2	10,116
Stanley Black & Decker, Inc.	SWK	66.87	48.76	67.70	2.97	3.71	4.87	22.5	18.0	13.7	11,095
CBS Corp.	CBS	19.05	12.26	19.65	0.65	1.13	1.44	29.3	16.9	13.2	12,023

Note: Holdings are as of December 31, 2010. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2010. P/E ratios are based on earnings stated and December 31, 2010 stock price. NM=Not Meaningful.

Beckman Coulter, incorporated in 1934, develops and manufactures diagnostic products, which simplify, automate and innovate complex medical testing. The company’s products are found in hospital settings, reference labs (such as Laboratory Corporation of America [LH] and Quest Diagnostics [DGX]) and research labs. Being a solely-focused diagnostic company and having an extensive corporate history, the company boasts some of the longest relationships globally with their clients, giving them an advantage when launching new products.

Innovation Driven Organization
Beckman Equipment became Beckman Coulter with its 1997 acquisition of Coulter Corporation (the founding company of blood tests). Through its innovative strategy within diagnostics, Beckman Coulter is the only company that can offer products to meet 75% of a hospital’s laboratory needs. Some of Beckman Coulter’s offerings are clinical chemistry systems that test organ function, blood cell analysis systems and immune system analysis. As the worldwide population ages, governments’ focus on lowering health care costs through early disease detection, better health care awareness in Asia, and increased monitoring of chronic diseases should cause demand for Beckman Coulter’s products to grow nicely.

Quality Issues Arise
During February 2010, Beckman Coulter announced a recall of its troponin test, which helps physicians diagnose heart attacks. Obviously this test is extremely valuable and must be accurate. Unfortunately, the test was providing false positives, leading doctors to believe patients were having heart attacks when they were not. The company is working aggressively with the Food & Drug Administration (FDA) to correct the tests and increase attention to quality control procedures throughout the organization. As concerns occasionally arise surrounding diagnostic testing, we believe the company will manage through these issues, as it has in the past.

Crowded Field
The diagnostic equipment industry is highly competitive with many players. Within clinical diagnostics, the primary competitors are Roche Holding Ltd. (RHHBY), Abbott Laboratories (ABT), Ortho (a part of Johnson & Johnson [JNJ]), and Siemens (SI). Of the large industry players, Beckman Coulter is the only one that focuses purely on diagnostics. In so doing, Beckman Coulter has cultivated a strong reputation for service, focus, product breadth and product innovation versus peers. In addition, strong client relationships have created a significant amount of goodwill.

Changing of the Guard
After several misguided quarters and increased quality concerns, management lost credibility from investors. Chief Executive Officer Scott Garrett announced his immediate resignation in 2010. Robert Hurley has been named interim Chief Executive Officer as the Board searches for a replacement outside the organization. Mr. Hurley, who joined Beckman Coulter in 2005, served as the company’s Senior Vice President, Human Resources and Chairman of Beckman Coulter Japan. Glen S. Schafer was appointed by the Board to non-Executive Chairman.

Looking Forward
The market historically saw Beckman Coulter as a leader in quality and innovation before the company’s big hiccup. Now aggressively working with the FDA, Beckman Coulter will work through its quality issues with new leadership. In December 2010, several news reports indicated Beckman Coulter was approached by potential acquirers and the stock price increased significantly. We were not surprised because we believe the company will emerge stronger once the quality issues are addressed. As of December 31, 2010, shares traded at $75.23, a 14.2% discount to our private market value of $87.72.

arielinvestments.com	10	800.292.7435

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

ABOUT THE FUND
The no-load Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $2.5 billion and $15 billion.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2010
	4th Quarter	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Appreciation Fund	12.21%	19.61%	4.92%	4.79%	7.22%	10.73%
Russell Midcap Value Index	12.24%	24.75%	1.01%	4.08%	8.07%	11.30%
Russell Midcap Index	13.07%	25.48%	1.05%	4.66%	6.54%	11.04%
S&P 500 Index	10.76%	15.06%	-2.86%	2.29%	1.41%	8.54%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit our website, arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)

		Russell
	Ariel	Midcap	Russell	S&P
	Appreciation	Value	Midcap	500
	Fund†	Index	Index	Index

Consumer discretionary	41.68	11.30	16.20	12.33

Financial services	29.11	29.89	20.23	16.80

Health care	15.16	5.32	8.38	10.72

Consumer staples	5.24	6.69	5.39	9.25

Producer durables	5.20	10.97	14.09	11.26

Technology	3.61	4.50	12.03	17.21

Materials & processing	0.00	6.10	6.73	4.12

Utilities	0.00	14.25	8.06	6.22

Energy	0.00	10.98	8.89	12.09
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio
As of 9/30/2010	1.18%

THE VALUE OF A $10,000 INVESTMENT IN ARIEL APPRECIATION FUND

TOP TEN EQUITY HOLDINGS
1	Gannett Co., Inc.	4.3%	6	Mohawk Industries, Inc.	3.3%
	Largest U.S. newspaper company			Leading manufacturer of carpet,
	and publisher of USA Today			tile and wood floor coverings
2	Northern Trust Corp.	4.0%	7	DeVry Inc.	3.3%
	Premier trust bank focused			National for-profit education
	on asset management, asset			provider
	custodianship and private banking
			8	Carnival Corp.	3.3%
3	CBS Corp.	3.9%		World’s largest cruise company
	Mass media company
			9	Lazard Ltd.	3.2%
4	Viacom, Inc.	3.8%		International financial advisory
	Cable network and film			and asset management firm
	production company
			10	International Game Technology	3.2%
5	Accenture plc	3.3%		Leading manufacturer and
	Global management consultant			operator of computerized casino
	specializing in technology and			gaming machines
	outsourcing

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of mid-cap companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Ariel Appreciation Fund Schedule of Investments

Number of Shares	Common Stocks - 99.13%	Cost	Market Value

	Consumer discretionary & services - 41.31%
1,041,650	Carnival Corp.	$27,713,373	$48,030,482
3,003,100	CBS Corp., Class B	16,897,573	57,209,055
1,011,800	DeVry Inc.	48,854,666	48,546,164
4,254,600	Gannett Co., Inc.	16,500,107	64,201,914
2,651,390	International Game Technology	35,859,049	46,903,089
4,266,775	Interpublic Group of Cos., Inc.(a)	21,647,031	45,313,151
798,100	Mattel, Inc.	17,944,640	20,295,683
857,775	Mohawk Industries, Inc.(a)	38,791,724	48,687,309
791,800	Nordstrom, Inc.	12,221,831	33,556,484
880,300	Omnicom Group Inc.	24,535,666	40,317,740
480,000	Sotheby's	9,020,487	21,600,000
639,199	Stanley Black & Decker, Inc.	13,456,837	42,743,237
567,900	Tiffany & Co.	17,699,489	35,363,133
1,427,900	Viacom, Inc.	34,352,104	56,559,119
		335,494,577	609,326,560
	Consumer staples - 5.20%
189,647	Clorox Co.	6,043,112	12,000,862
274,800	Energizer Holdings, Inc.(a)	11,576,039	20,032,920
416,475	J.M. Smucker Co.	20,128,364	27,341,584
371,525	McCormick & Co., Inc.	12,981,239	17,287,058
		50,728,754	76,662,424
	Financial services - 28.85%
754,400	AFLAC Inc.	12,630,713	42,570,792
2,192,750	CB Richard Ellis Group, Inc.(a)	7,643,258	44,907,520
454,300	City National Corp.	23,865,075	27,875,848
450,222	Dun & Bradstreet Corp.	22,664,982	36,958,724
352,000	Franklin Resources, Inc.	12,699,049	39,145,920
3,571,075	Janus Capital Group Inc.	26,989,156	46,316,843
545,500	Jones Lang LaSalle Inc.	27,661,202	45,778,360
1,195,400	Lazard Ltd, Class A	42,804,038	47,206,346
1,073,900	Northern Trust Corp.	43,066,948	59,504,799
546,900	T. Rowe Price Group, Inc.	10,931,957	35,296,926
		230,956,378	425,562,078
	Health care - 15.03%
903,850	Baxter Intl Inc.	31,327,147	45,752,887
280,525	Bio-Rad Laboratories, Inc., Class A(a)	19,179,773	29,132,521
227,300	Laboratory Corp. of America(a)	14,989,536	19,984,216
982,600	St. Jude Medical, Inc.(a)	36,735,766	42,006,150
769,354	Thermo Fisher Scientific Inc.(a)	13,146,106	42,591,437
785,600	Zimmer Holdings, Inc.(a)	35,971,756	42,171,008
		151,350,084	221,638,219

arielinvestments.com	12	800.292.7435

December 31, 2010 (unaudited)

Number of Shares	Common Stocks - 99.13%	Cost	Market Value

	Producer durables - 5.16%
1,014,300	Accenture plc, Class A	$15,544,907	$49,183,407
503,850	Illinois Tool Works Inc.	23,702,738	26,905,590
		39,247,645	76,088,997
	Technology - 3.58%
244,300	Anixter Intl Inc.	13,077,566	14,592,039
2,818,300	Dell Inc.(a)	31,869,188	38,187,965
		44,946,754	52,780,004

	Total common stocks	852,724,192	1,462,058,282

Principal Amount	Repurchase Agreement - 1.04%	Cost	Market Value

$15,284,668	Fixed Income Clearing Corporation, 0.01%, dated 12/31/2010,
	due 1/3/2011, repurchase price $15,284,681, (collateralized by
	Federal National Mortgage Assoc., 3.42%, due 11/24/2020)	$15,284,668	$15,284,668
	Total Investments - 100.17%	$868,008,860	1,477,342,950
	Liabilities less Other Assets - (0.17%)		(2,415,478)
	Net Assets - 100.00%		$1,474,927,472

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

Ariel Appreciation Fund Statistical Summary (CAAPX)	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2009	2010	2011	2009	2010	2011	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	12/31/10	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Anixter Intl Inc.	AXE	59.73	38.42	61.17	(0.83)	3.69	4.50	NM	16.2	13.3	2,027
Bio-Rad Laboratories, Inc.	BIO	103.85	80.00	125.01	6.08	6.41	6.98	17.1	16.2	14.9	2,349
Janus Capital Group Inc.	JNS	12.97	8.63	15.72	0.38	0.77	0.88	34.1	16.8	14.7	2,383
Sotheby's	BID	45.00	21.76	47.80	0.22	2.25	2.80	204.5	20.0	16.1	3,018
City National Corp.	CYN	61.36	45.26	64.30	0.50	2.28	3.20	122.7	26.9	19.2	3,198
DeVry Inc.	DV	47.98	36.34	74.36	3.12	4.22	4.72	15.4	11.4	10.2	3,361
Jones Lang LaSalle Inc.	JLL	83.92	56.77	89.75	1.82	3.53	5.08	46.1	23.8	16.5	3,579
Gannett Co., Inc.	GCI	15.09	11.65	19.69	1.75	2.53	2.43	8.6	6.0	6.2	3,605
Mohawk Industries, Inc.	MHK	56.76	41.33	66.93	2.61	3.32	4.76	21.7	17.1	11.9	3,894
Dun & Bradstreet Corp.	DNB	82.09	65.34	84.91	5.99	5.66	6.12	13.7	14.5	13.4	4,089
Lazard Ltd	LAZ	39.49	25.70	41.25	(1.68)	1.95	2.52	NM	20.3	15.7	4,710
Energizer Holdings, Inc.	ENR	72.90	49.25	77.09	5.12	5.35	6.37	14.2	13.6	11.4	5,146
Interpublic Group of Cos., Inc.	IPG	10.62	6.21	12.40	0.19	0.47	0.62	55.9	22.6	17.1	5,190
International Game Technology	IGT	17.69	13.65	21.94	0.80	0.86	0.97	22.1	20.6	18.2	5,275
McCormick & Co., Inc.	MKC	46.53	35.40	47.83	2.39	2.57	2.80	19.5	18.1	16.6	5,618
CB Richard Ellis Group, Inc.	CBG	20.48	12.05	21.53	0.18	0.72	1.07	113.8	28.4	19.1	6,613
J.M. Smucker Co.	SJM	65.65	53.27	66.28	4.27	4.56	4.80	15.4	14.4	13.7	7,816
Tiffany & Co.	TIF	62.27	35.81	65.76	2.04	2.85	3.20	30.5	21.8	19.5	7,871
Clorox Co.	CLX	63.28	58.96	69.00	4.16	4.20	4.26	15.2	15.1	14.9	8,824
Laboratory Corp. of America	LH	87.92	69.49	89.48	5.28	5.88	6.29	16.7	15.0	14.0	8,941
Mattel, Inc.	MAT	25.43	19.07	26.70	1.52	1.84	1.94	16.7	13.8	13.1	9,125
Nordstrom, Inc.	JWN	42.38	28.44	46.22	1.95	2.68	3.02	21.7	15.8	14.0	9,281
Zimmer Holdings, Inc.	ZMH	53.68	46.27	64.77	4.13	4.52	4.91	13.0	11.9	10.9	10,599
Stanley Black & Decker, Inc.	SWK	66.87	48.76	67.70	2.97	3.71	4.87	22.5	18.0	13.7	11,095
CBS Corp.	CBS	19.05	12.26	19.65	0.65	1.13	1.44	29.3	16.9	13.2	12,023
Northern Trust Corp.	NTRS	55.41	45.30	59.36	3.16	2.80	3.25	17.5	19.8	17.0	13,420
Omnicom Group Inc.	OMC	45.80	33.50	47.88	2.67	2.86	3.18	17.2	16.0	14.4	13,797
St. Jude Medical, Inc.	STJ	42.75	34.00	42.98	2.55	3.08	3.40	16.8	13.9	12.6	14,644
T. Rowe Price Group, Inc.	TROW	64.54	42.81	65.38	1.65	2.65	3.29	39.1	24.4	19.6	16,550
Thermo Fisher Scientific Inc.	TMO	55.36	41.74	57.40	3.05	3.53	4.03	18.2	15.7	13.7	22,004
Viacom, Inc.	VIA.B	39.61	27.89	40.25	2.43	3.01	3.36	16.3	13.2	11.8	22,030
Franklin Resources, Inc.	BEN	111.21	84.00	125.00	4.47	6.71	8.11	24.9	16.6	13.7	24,910
Dell Inc.	DELL	13.55	11.34	17.52	1.08	1.41	1.50	12.5	9.6	9.0	26,155
Illinois Tool Works Inc.	ITW	53.40	40.33	53.89	2.32	3.29	3.70	23.0	16.2	14.4	26,483
AFLAC Inc.	AFL	56.43	39.91	58.31	4.89	5.57	6.22	11.5	10.1	9.1	26,593
Carnival Corp.	CCL	46.11	29.68	47.22	2.24	2.55	3.03	20.6	18.1	15.2	27,969
Baxter Intl Inc.	BAX	50.62	40.25	61.88	3.89	4.08	4.39	13.0	12.4	11.5	29,498
Accenture plc	ACN	48.49	19.19	51.43	2.67	2.82	3.28	18.2	17.2	14.8	31,064

Note: Holdings are as of December 31, 2010. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2010. P/E ratios are based on earnings stated and December 31, 2010 stock price. NM=Not Meaningful.

arielinvestments.com	14	800.292.7435

Royal Caribbean Cruises, Ltd., is the second-largest cruise operator in the world with 25% of the global market. Royal operates under the Royal Caribbean International, Celebrity Cruises, Pullmantur, Azamara Club Cruises and CDF Croisieres de France brands. Altogether, Royal has 40 ships with total passenger capacity of approximately 92,300. Royal ships cruise globally with approximately 400 destinations available on its various itineraries. Royal’s international presence will continue to grow with two additional ships joining the fleet before the end of 2012.

Rough Waters
In 2009, Royal’s stock experienced its highest level of volatility since going public two decades ago. The unprecedented economic collapse drove consumers to temporarily curtail spending, especially around discretionary expenses like vacations. The result was the worst pricing environment we have seen in decades for the cruiselines—with rates declining more than 14%. Adding to the difficulty of the economic environment, Royal was taking possession of its largest total ship orders in company history. With the economic uncertainty and difficult credit markets, some investors believed the company would be unable to finance the purchase of these vessels. However, management battened down the financial hatches to navigate the turbulent economic waters—they suspended the dividend, held back on building new ships and raised a small amount of long-term debt to use in case of emergencies.

Best Ships in Cruising
With its significant capital spending in 2009 and 2010, Royal has assembled an impressive fleet of ships.  Its two Oasis class ships are the largest in the industry with capacity for nearly 5,400 guests. These ships offer 24 dining options, onboard parades, aqua shows, Broadway shows, ice skating, shopping, 3-D movies and many other features. Customers have been willing to pay higher prices to cruise on these vessels as they offer unique experiences unavailable anywhere else. Royal has a sustainable advantage with these ships since it would take three years for a competitor to order and build a comparable vessel. Over the next few years, we believe this advantage will help Royal continue to differentiate itself from the competition.

Smooth Sailing Ahead
The early success of Royal’s Oasis class ships and a recovering economy has helped to improve the pricing of its cruises. Additionally, the company’s focus on streamlining its cost structure during the economic downturn will help Royal post strong earnings in the future. Management now expects 2011 earnings per share to exceed their previous record earnings of $3.26 per share.

Intriguing Valuation
With clouds continuing to hang over the stock, Royal Caribbean remains an intriguing investment opportunity. The market is valuing the company as if it will recover at a modest rate and will not improve upon its historical return on capital levels. We believe management has righted the ship and is back on a course to record profitability.

As of December 31, 2010, shares traded at $47.00, a 11.3% discount to our steadily growing private market value of $52.97.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained by visiting our website, arielinvestments.com.

Dear Fellow Shareholder: This letter comes at the end of one of the most remarkable three-year periods in the history of the U.S. stock market. After the dramatic bear market in 2008 and early 2009, Ariel Focus Fund recovered well in the past 21 months and has now lost a mere -1.26% annually for the three-year period. While such a return would normally be uninspiring, we take some solace in the fact that our return put Ariel Focus Fund in the top 8% of the large-cap value category for this period, according to fund-tracker Lipper.1

Looking back on the last three years, this relative performance advantage came from good stock selection in financials, particularly our avoidance of some of the biggest problems in the industry. We sold stocks like Ambac Financial Group, Inc., Citigroup Inc. (C) and Morgan Stanley (MS) by mid-September 2008 when we became concerned about excessive risk-taking in the fixed-income markets. Our emphasis on higher-quality financials like JPMorgan Chase & Co. (JPM) and Berkshire Hathaway Inc. (BRK.B) dampened our losses in 2008. In 2009 and particularly in 2010 we reversed course, concluding that the market for financial stocks had gone from being insufficiently risk-aware to excessively risk-averse. We added new positions in Goldman Sachs Group, Inc. (GS) and Bank of New York Mellon Corp. (BK) and  repurchased both Morgan Stanley (MS) and Citigroup (C) at prices well below where we had previously sold. Just as we had outperformed in financials on the way down, we outperformed in financials on the way up.

The second large factor contributing to our three-year performance has been our investment in the technology sector. Companies such as International Business Machines Corp. (IBM) and Accenture plc (ACN) have been among our strongest performers. Leading companies in this industry have been out-of-favor growth companies trading at value prices—exactly what we seek. Despite their strong performance, we remain excited about the outlook for our technology investments as we believe they are likely to continue to benefit from large exposures to developing markets, ongoing recoveries in developed countries and ongoing outsourcing trends at large companies. On a more disappointing note, Dell Inc. (DELL) lagged the market both in 2010 and over the last three years. Our original analysis emphasized Dell’s cost and distribution advantages, both of which have eroded over time. We have held onto our position in Dell because the current corporate computer refresh cycle plays directly to the company’s competitive strengths. As corporate purchasing drives earnings upwards, we think investors will reward Dell with a valuation closer to our estimate of its intrinsic value.

1 Lipper, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds based on total returns. For the period ended December 31, 2010, the rankings of Ariel Focus Fund for the one-, five- and since inception periods were 354 out of 464 funds, 204 out of 365 funds and 183 out of 352 funds, respectively, among Large-Cap Value Funds.  Past performance is no guarantee of future results.

arielinvestments.com	16	800.292.7435

In the fourth quarter of 2010 Ariel Focus Fund modestly trailed its benchmark and the broad market, rising +10.08% versus +10.54% for the Russell 1000 Value Index and +10.76% for the S&P 500 Index. For the year, Ariel Focus Fund also trailed its benchmark and the broad market, increasing +11.13% versus +15.51% for the Russell 1000 Value Index and +15.06% for the S&P 500 Index. In 2010 we benefitted from opportunistic individual stock selection. Earlier in the year, we added four out-of-favor holdings: Interpublic Group of Cos., Inc. (IPG), Walgreen Co. (WAG), Citigroup (C), and Microsoft Corp. (MSFT). All outperformed the market since we purchased them, increasing +64.40%, +35.34%, +22.86% and +17.31%, respectively. Performance was hurt by two macroeconomic predictions that did not play out—at least in the short term. A year ago, we concluded that the market was overestimating the negative impact of government regulation on health care and for-profit education stocks, giving us an opportunity to invest in growing businesses at distressed valuations. The cloud of regulation is still with us, and these areas underperformed the market in 2010. A year ago we also believed many of the highest-quality large-cap companies were trading at discounts to their intrinsic values as well as their lower-quality peers. As a result, we held large positions in Johnson & Johnson (JNJ), Exxon Mobil Corp. (XOM), JPMorgan Chase (JPM) and Toyota Motor Corp. (TM), which returned -0.58%, +10.14%, +2.30%, and -5.41%, respectively. As has been widely noted elsewhere, large-cap quality stocks underperformed the market in 2010, a headwind for us as well.

While we were pleased with our performance in financials and technology, our results in health care and for-profit education have been disappointing and were the main cause of our underperformance in 2010. At Ariel we generally love industries with great long-term prospects but with some well-understood problems pressuring the near-term outlook. At the beginning of 2010, health care and for-profit education fit the bill. The long-term outlook for both industries was (and remains) excellent, in our view. Over the next ten years, overall spending on health care will very likely increase, both in the U.S. (with its aging population and expanded insurance coverage) and overseas (where rising standards of living are highly correlated with greater health care spending). Likewise, the trend of more Americans attending college, particularly non-traditional students such as working adults and online students, is likely to continue. We think state and municipal budget concerns will pressure government support of state-run schools and community colleges, which will drive tuitions up (a phenomenon we are already seeing in Europe as well as in budget-strapped states like California). Barriers to entry in both health care and for-profit education are high and increasing, which we call an “increasing moat.” It is now harder than ever for a new company to launch drugs or med-tech products and much harder to launch school programs. Thus, while negative regulatory headlines clearly hurt 2010 stock performance in these two areas, the fundamental outlook for both remains excellent. In our view, many of the cheapest stocks in our portfolio, as measured by both P/E and our Private Market Value (PMV) estimate, are in health care and for-profit education.

“We have been bullish during the
current rally, believing that the
market was underestimating the
ability of companies to lift earnings
in an improving economy.”

Moving from a look back to a look forward, we are very excited about the positioning of Ariel Focus Fund. In general, we believe that large-cap quality stocks remain attractive on both an absolute and relative basis. Companies like JPMorgan, Exxon Mobil and Johnson & Johnson have continued to increase their intrinsic values, improve their earnings, produce record operating cash flow and return increasing cash to shareholders by raising dividends and stock repurchase plans. Furthermore, these companies have more exposure to faster growing developing countries such as Brazil, India, Russia and China than their smaller peers.

Stronger balance sheets and lower borrowing costs also give them lower costs of capital and should make them less volatile going forward. Despite these advantages, our analysis shows these large-cap companies trade at a discount to their smaller peers on both a forward P/E and a discount to PMV basis. At year-end, Ariel Focus Fund traded at a multiple of only 12.1x forward earnings compared to 13.8x for the S&P 500.2 In addition, the Fund traded at a 27% discount to our PMV calculation.

This large-cap quality discount has been widely commented upon by our respected value manager peers. While we are somewhat troubled by holding a view that could fairly be described as “consensus,” we believe we have an explanation for the phenomenon. Over the last three years, individual investors, pension plans and endowments have reduced their exposures to U.S. large-cap equities. These groups have been large net sellers while moving assets into fixed income and alternative investments such as emerging markets. Those selling U.S. stocks have tended to sell their largest, most liquid names first. Those adding to U.S. stocks have been risk-seeking: focusing on smaller, more leveraged companies that could and did outperform in an up market. Finally, large-cap quality stocks have lagged the market for an extended period of time, in many cases producing negative returns over the last 10 years. In short, there have been few buyers, lots of sellers and lousy stock performance. The result, at least in our opinion, is a very cheap asset class with that rare combination of better relative valuation and lower expected risk.

We have been generally bullish during the current rally, believing that the market was underestimating the ability of companies to lift earnings in an improving economy. While recent earnings announcements give us confidence this trend can continue, stocks are no longer dirt-cheap as they were in early 2009. While we are perhaps a notch below the table-pounding bullishness of our previous letters, put us down as “cautiously optimistic.” Equity valuations remain moderate and we are still finding no shortage of growing businesses to invest in at bargain prices.

Portfolio Comings and Goings
In the fourth quarter, we added two new positions and eliminated two holdings in Ariel Focus Fund. New addition DeVry Inc. (DV) is currently a holding in our small, small/mid, and mid cap products and was also a previous Ariel holding we owned on and off from 1991 through 2007. DeVry, a national for-profit education provider specializing in professional training, came under pressure due to uncertainty from the Department of Education’s proposed regulatory changes. We believe for-profit education institutions such as DeVry will continue to grow because—especially in this tough employment market—individuals want to learn additional skills in order to further their careers. We also added Zimmer Holdings, Inc. (ZMH), a leading designer and manufacturer in the orthopedic marketplace, and a current holding in our mid cap product. The company emerged from under the cloud of 2008 where they were faced with recalls, temporary product pulls from the marketplace, surgeon frustrations and compliance/regulatory issues. We believe the management team that inherited these events is invigorated and has taken actions to address these issues. The company should arise as a stronger player than it was in the last couple of years as it once again gains back leading market share. We exited our positions in Covidien plc (COV) and Walt Disney Co. (DIS) as their stock prices started to reach our estimates for their private market values.

We appreciate your consideration and the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy	Timothy Fidler
Co-Portfolio Manager	Co-Portfolio Manager

2 This measure is not a forecast of the performance of Ariel Focus Fund.

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Ariel Focus Fund Performance Summary	Inception: June 30, 2005

ABOUT THE FUND
The no-load Ariel Focus Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations in excess of $10 billion. Ariel Focus Fund is a non- diversified fund and holds approximately 20 securities.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2010
	4th Quarter	1 Year	3 Year	5 Year	Life of Fund
Ariel Focus Fund	10.08%	11.13%	-1.26%	0.92%	1.86%
Russell 1000 Value Index	10.54%	15.51%	-4.42%	1.28%	2.09%
S&P 500 Index	10.76%	15.06%	-2.86%	2.29%	3.12%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit our website, arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)

		Russell
	Ariel	1000	S&P
	Focus	Value	500
	Fund†	Index	Index

Financial services	25.72	27.94	16.80

Consumer discretionary	22.08	8.66	12.33

Health care	14.70	12.47	10.72

Technology	13.77	4.64	17.21

Producer durables	12.10	9.27	11.26

Consumer staples	5.86	9.19	9.25

Energy	5.77	12.44	12.09

Utilities	0.00	12.03	6.22

Materials & processing	0.00	3.36	4.12

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio
Net	1.25%*
Gross	1.58%*

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FOCUS FUND

	TOP TEN EQUITY HOLDINGS
1	Walgreen Co.	5.8%	6	Tyco Intl Ltd.	4.9%
	Nation’s largest drugstore chain			Diversified manufacturing
				conglomerate

2	Exxon Mobil Corp.	5.7%	7	Bank of New York Mellon Corp.	4.7%
	Leading oil exploration and			Specializes in asset and wealth
	production company			management plus custodial
				servicing worldwide
3	International Business	5.3%
	Machines Corp.		8	Omnicorp Group Inc.	4.6%
	World’s top provider of computer			Leading global advertising and
	products and services			marketing services company

4	Johnson & Johnson	5.1%	9	Carnival Corp.	4.5%
	Diversified health care and			World’s largest cruise company
	consumer products company

5	Zimmer Holdings, Inc.	5.0%	10	Morgan Stanley	4.4%
	Leading designer and manufacturer			Leading global financial
	in the orthopedic marketplace			services firm

*As of 9/30/10 Ariel Investments, LLC, the Adviser to the Funds, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2012.

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-cap value companies with lower price-to-book ratios and lower expected growth values. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment.

Ariel Focus Fund Schedule of Investments	December 31, 2010 (unaudited)

Number of Shares	Common Stocks - 98.48%	Cost	Market Value

	Consumer discretionary & services - 21.74%
41,100	Apollo Group, Inc.(a)	$2,562,266	$1,623,039
53,700	Carnival Corp.	2,016,433	2,476,107
43,300	DeVry Inc.	1,804,540	2,077,534
150,700	Interpublic Group of Cos., Inc.(a)	988,825	1,600,434
54,600	Omnicom Group Inc.	2,071,646	2,500,680
21,200	Toyota Motor Corp., ADR	1,739,293	1,666,956
		11,183,003	11,944,750
	Consumer staples - 5.77%
81,400	Walgreen Co.	2,348,101	3,171,344

	Energy - 5.68%
42,700	Exxon Mobil Corp.	2,975,540	3,122,224

	Financial services - 25.33%
38,900	AFLAC Inc.	1,528,243	2,195,127
86,400	Bank of New York Mellon Corp.	2,411,169	2,609,280
408,500	Citigroup Inc.(a)	1,575,979	1,932,205
14,400	Goldman Sachs Group, Inc.	2,090,081	2,421,504
54,500	JPMorgan Chase & Co.	2,260,721	2,311,890
89,850	Morgan Stanley	2,609,605	2,444,819
		12,475,798	13,914,825
	Health care - 14.48%
47,600	Baxter Intl Inc.	2,273,324	2,409,512
45,500	Johnson & Johnson	2,798,292	2,814,175
50,900	Zimmer Holdings, Inc.(a)	2,615,859	2,732,312
		7,687,475	7,955,999
	Producer durables - 11.92%
45,200	Accenture plc, Class A	1,150,290	2,191,748
23,600	Lockheed Martin Corp.	1,793,451	1,649,876
65,275	Tyco Intl Ltd.	2,385,476	2,704,996
		5,329,217	6,546,620
	Technology -13.56%
163,200	Dell Inc.(a)	2,952,358	2,211,360
20,000	International Business Machines Corp.	2,081,750	2,935,200
82,600	Microsoft Corp.	1,996,020	2,306,192
		7,030,128	7,452,752

	Total common stocks	49,029,262	54,108,514

Principal Amount	Repurchase Agreement - 1.46%	Cost	Market Value

$802,686	Fixed Income Clearing Corporation, 0.01%, dated 12/31/2010,
	due 1/3/2011, repurchase price $802,687, (collateralized by Federal
	Home Loan Mortgage Assoc., 3.31%, due 11/10/2020)	$802,686	$802,686
	Total Investments - 99.94%	$49,831,948	54,911,200
	Other Assets less Liabilities - 0.06%		34,660
	Net Assets - 100.00%		$54,945,860

(a) Non-income producing.
ADR stands for American Depositary Receipt.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

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Ariel Focus Fund Statistical Summary (ARFFX)	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2009	2010	2011	2009	2010	2011	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	12/31/10	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
DeVry Inc.	DV	47.98	36.34	74.36	3.12	4.22	4.72	15.4	11.4	10.2	3,361
Interpublic Group of Cos., Inc.	IPG	10.62	6.21	12.40	0.19	0.47	0.62	55.9	22.6	17.1	5,190
Apollo Group, Inc.	APOL	39.49	33.75	66.69	4.60	5.01	4.38	8.6	7.9	9.0	5,634
Zimmer Holdings, Inc.	ZMH	53.68	46.27	64.77	4.13	4.52	4.91	13.0	11.9	10.9	10,599
Omnicom Group Inc.	OMC	45.80	33.50	47.88	2.67	2.86	3.18	17.2	16.0	14.4	13,797
Tyco Intl Ltd.	TYC	41.44	33.84	42.65	2.42	2.73	3.17	17.1	15.2	13.1	20,283
Lockheed Martin Corp.	LMT	69.91	67.68	87.19	7.96	7.37	7.68	8.8	9.5	9.1	25,177
Dell Inc.	DELL	13.55	11.34	17.52	1.08	1.41	1.50	12.5	9.6	9.0	26,155
AFLAC Inc.	AFL	56.43	39.91	58.31	4.89	5.57	6.22	11.5	10.1	9.1	26,593
Carnival Corp.	CCL	46.11	29.68	47.22	2.24	2.55	3.03	20.6	18.1	15.2	27,969
Baxter Intl Inc.	BAX	50.62	40.25	61.88	3.89	4.08	4.39	13.0	12.4	11.5	29,498
Accenture plc	ACN	48.49	19.19	51.43	2.67	2.82	3.28	18.2	17.2	14.8	31,064
Walgreen Co.	WAG	38.96	26.26	40.20	2.19	2.40	2.80	17.8	16.2	13.9	36,068
Bank of New York Mellon Corp.	BK	30.20	23.78	32.65	(0.93)	2.26	2.55	NM	13.4	11.8	37,462
Morgan Stanley	MS	27.21	22.40	33.27	(0.93)	2.28	2.97	NM	11.9	9.2	41,165
Goldman Sachs Group, Inc.	GS	168.16	129.50	186.41	22.13	13.18	17.75	7.6	12.8	9.5	85,971
Toyota Motor Corp.	TM	78.63	67.56	91.97	0.36	2.89	4.69	218.4	27.2	16.8	135,558
Citigroup Inc.	C	4.73	3.11	5.07	(0.76)	0.39	0.45	NM	12.1	10.5	137,405
JPMorgan Chase & Co.	JPM	42.42	35.16	48.20	2.24	3.85	4.70	18.9	11.0	9.0	165,827
Johnson & Johnson	JNJ	61.85	56.86	66.20	4.81	5.00	5.05	12.9	12.4	12.2	169,856
International Business Machines Corp.	IBM	146.76	116.00	147.53	10.01	11.45	12.62	14.7	12.8	11.6	182,329
Microsoft Corp.	MSFT	27.92	22.73	31.58	1.88	2.28	2.57	14.8	12.2	10.9	238,785
Exxon Mobil Corp.	XOM	73.12	55.94	73.69	4.00	5.96	6.62	18.3	12.3	11.0	368,712

Note: Holdings are as of December 31, 2010. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2010. P/E ratios are based on earnings stated and December 31, 2010 stock price. NM=Not Meaningful.

Founded in 1931, DeVry Inc. is a leader in for-profit education, serving 120,000 students in the U.S. and abroad. The flagship DeVry University offers associate’s, bachelor’s and master’s degrees across a diverse set of program offerings, including business management, engineering, information sciences, liberal arts, media, technology and health sciences. Additionally, the company owns Ross University, Chamberlin College of Nursing and Carrington College, which complement the brand by offering post-secondary degrees in fields such as medicine, nursing and veterinary science. Combined, the company offers a great value proposition to a growing, underserved population. And yet, regulatory uncertainty surrounds DeVry and the industry.

An Ambitious Goal
Just two years ago, President Obama set an ambitious goal for America to regain global leadership in college education by 2020. With our nation facing both stubbornly high unemployment rates as well as a growing disconnect between newly created jobs and applicant qualifications, achieving this goal would be dramatic. Indeed, Bill Clinton recently stated that closing this skills gap would cut the unemployment rate by nearly 30%. With public budgets increasingly strained and private universities having limited capacity, for-profit education is the only option with the flexibility, access and quality necessary to help achieve this goal.

An Elegant Solution
The entire industry has been cast under a cloud of uncertainty as the Department of Education considers regulation to ensure high-quality education at a low cost. In our view, DeVry is a cut above, providing the highest quality programs to those in need. Students at DeVry have an impressive track record of earning valuable certifications and finding jobs, all at the most cost-efficient option to the taxpayer.  Since 1975, nearly 90% of DeVry graduates have found employment within just six months. At Carrington College, the practical nursing pass rate was 95% last year, while the dental hygiene national boards pass rate was 100%. And importantly, according to DeVry, it costs the taxpayer just $2,400 per student in subsidies to achieve this kind of success versus $15,500 at a public-sector institution or $7,100 at a private university. Moreover, for-profit institutions invest $1 billion annually in new capacity—double the federal government’s budget—providing access to the non-traditional students who demand it most—ethnic minorities, first-in-family and working adults.

The Right Leadership
Chairman Dr. Harold Shapiro heads a leadership team that is well-equipped to navigate the current regulatory headwinds. As the former president of Princeton University and the University of Michigan, he provides a unique and valuable perspective on the vital role that for-profit education plays within the broader higher education system. As he put it best, “one of the strengths of the American system of higher education is its diversity of choice.” With Shapiro working alongside CEO Daniel Hamburger, the company is in rock solid financial shape, generating $3.60 in free cash flow per share annually and possessing $4.47 per share in excess cash on the balance sheet.

A Long-Term View
We view the negative headlines surrounding the for-profit education industry as a tremendous buying opportunity. DeVry’s stock price is overly pessimistic, reflecting the worst case scenarios facing its competitors, rather than the long-term demand for its own best-in-class programs. As of December 31, 2010, shares traded at $47.98, a 43.4% discount to our private market value of $84.76.

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Notes to Schedules of Investments	December 31, 2010 (unaudited)

Note One | Organization
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (the “Funds”) are series of the Trust. Ariel Fund and Ariel Appreciation Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust.

Note Two | Significant accounting policies
The following is a summary of significant policies related to investments of the Funds held at December 31, 2010.

Fair value measurements— Accounting Standards Codification™ (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs).  These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 — quoted prices in active markets for identical securities
Level 2 — other significant observable inputs (including quoted prices for similar securities)
Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Funds’ investments  carried at market value:

		Ariel
	Ariel Fund	Appreciation	Ariel
		Fund	Focus Fund

Level 1	$2,177,044,180	$1,462,058,282	$54,108,514
Level 2	21,669,861	15,284,668	802,686
Level 3	—	—	—
Market
Value at
12/31/10	$2,198,714,041	$1,477,342,950	$54,911,200

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

As of December 31, 2010 all Level 2 securities held are repurchase agreements, see Schedule of Investments.

Investment valuation — Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask price.

Debt obligations having a maturity of 60 days or less are valued at amortized cost which approximates market value. Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Repurchase agreements — The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities transactions — Securities transactions are accounted for on a trade date basis.

Note Three | Transactions with affiliated companies
If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act.  Ariel Fund had the following transactions during the three months ended December 31, 2010, with affiliated companies:

	Share Activity				Three Months Ended December 31, 2010
	Balance			Balance		Dividends	Amount of Gain
Security Name	September 30,	Purchases	Sales	December 31,	Market Value	Credited to	(Loss) Realized on
	2010			2010		Income	Sale of Shares
Interface, Inc.	4,082,338	—	205,900	3,876,438	$60,666,255	$77,529	$464,210

BOARD *of* TRUSTEES

MELLODY L. HOBSON
CHAIRMAN OF THE BOARD
President
Ariel Investments, LLC

ROYCE N. FLIPPIN, JR.*
LEAD INDEPENDENT TRUSTEE
President
Flippin Associates

MARIO L. BAEZA, ESQ.*
Chairman and Chief Executive Officer
The Baeza Group, LLC and Baeza & Co., LLC
Founder and Executive Chairman
V-Me Media, Inc.

JAMES W. COMPTON*
Retired President and Chief Executive Officer
Chicago Urban League

WILLIAM C. DIETRICH*
Former Executive Director
Shalem Institute for Spiritual Formation, Inc.

JOHN G. GUFFEY, JR.*
President
Aurora Press, Inc.

CHRISTOPHER G. KENNEDY*
President, Merchandise Mart Properties, Inc.
Executive Officer, Vornado Realty Trust

MERRILLYN J. KOSIER
Chief Marketing Officer, Mutual Funds
Executive Vice President
Ariel Investments, LLC

WILLIAM M. LEWIS, JR.*
Managing Director and Co-Chairman
of Investment Banking
Lazard Ltd

H. CARL MCCALL*
Principal
Convent Capital, LLC

JOHN W. ROGERS, JR.
Chairman, Chief Executive Officer
and Chief Investment Officer
Ariel Investments, LLC

JAMES M. WILLIAMS*
Vice President and Chief Investment Officer
J. Paul Getty Trust

CHAIRMAN EMERITUS
(has no trustee duties or responsibilities)
BERT N. MITCHELL, CPA

**Independent Trustee*

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